UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FACEPRINT GLOBAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FACEPRINT GLOBAL SOLUTIONS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 9, 2007

To Stockholders of FacePrint Global Solutions, Inc.:

You are hereby notified that a Special Meeting (the “Special Meeting”) of the stockholders of FacePrint Global Solutions, Inc., a Wyoming corporation (the “Company”), will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 on July 9, 2007, at 11:00 a.m. Local Time, to act on the following matters:

(1)	Amend and restate the Company’s Articles of Incorporation (the “Articles of Incorporation”) to authorize a reverse split of the Company’s common stock on a one-for-fifty basis; and

(2)	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders who own shares of common stock of the Company at the close of business on June 14, 2007, are entitled to notice of and to vote at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Special Meeting. Submission of a Proxy does not disqualify a stockholder from attending the Special Meeting and voting in person. The mailing address of the Company’s principal executive office is as follows:

FacePrint Global Solutions, Inc.
c/o Pierre Cote
1111 East Herndon Avenue
Suite 115
Fresno, California 93720
(559) 436-1060

By Order of the Board of Directors,

Pierre Cote
Chairman

Dated: June 14, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2

PROPOSAL 1: AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION (THE “ARTICLES OF INCORPORATION”) TO AUTHORIZE A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK ON A ONE-FOR-FIFTY BASIS	4

EXHIBIT A: AMENDED AND RESTATED ARTICLES OF INCORPORATION OF FACEPRINT GLOBAL SOLUTIONS, INC.	A-1

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FACEPRINT GLOBAL SOLUTIONS, INC.
1111 EAST HERNDON AVENUE
SUITE 115
FRESNO, CALIFORNIA 93720
(559) 436-1060

PROXY STATEMENT
FOR
2007 SPECIAL MEETING OF STOCKHOLDERS

General

This Proxy Statement and the enclosed form of proxy (“Proxy”) is solicited on behalf of the Board of Directors of FacePrint Global Solutions, Inc. (the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Stockholders to be held on July 9, 2007 at 11:00 a.m. Local Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024. The mailing address of our principal executive office is 1111 East Herndon Avenue, Suite 115, Fresno, California 93720. The telephone number at that address is (559) 436-1060. This Proxy Statement and form of Proxy will be mailed to stockholders on or about June 20, 2007.

Record Date and Shares Outstanding

At the close of business on June 14, 2007 (the “Record Date”), we had outstanding [__________] shares of common stock, no par value per share (“Common Stock”), each share entitling stockholders to one vote.

Revocability of Proxies

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person. A stockholder’s mere presence at the Special Meeting will not revoke any Proxy previously given to us.

Voting Procedures

General. Your shares will be voted in accordance with your voting instructions on your form of Proxy. If you submit a signed Proxy, but do not mark your instructions, your shares will be voted as follows:

•	FOR the amendment and restatement to our Articles of Incorporation (“Articles of Incorporation”) to authorize a reverse split of the Company’s common stock on a one-for-fifty basis; and

•	At the discretion of the proxy, upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Submission of Proxies

We encourage you to sign, date, and return the proxy card, even if you plan to attend the Special Meeting, so that your shares will be voted if you are unable to attend the meeting. If you attend the Special Meeting and wish to vote in person, we will provide you with ballots at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you will need to bring with you to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Solicitation of Proxies

The cost of this solicitation will be borne by us, including the costs of printing and mailing. In addition to solicitation by mail, proxies may also be solicited by our directors, officers, or regular employees, without additional compensation, personally, or by telephone, telecopier or email. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of Common Stock.

Quorum; Voting; Abstentions; Broker Non-votes

Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement.

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, [__________] shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least [__________] votes will be required to establish a quorum.

Proxies received but marked as abstentions, votes withheld and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for the purposes of determining a quorum.

To approve a proposal brought before the meeting, the votes cast favoring the action must exceed the votes cast opposing the action. Shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (broker non-votes), will not be counted either as votes in favor or against such matters.

Interests of Certain Persons in Matters to be Acted Upon

None.

Proposals by Stockholders

None.

Dissenters’ Right of Appraisal

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and /or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to a security through any contract, arrangement, understanding, or relationship or otherwise, subject to community property laws where applicable.

As of May 31, 2007, we had a total of 240,231,357 shares of Common Stock issued and outstanding, which is the only issued and outstanding voting equity security.

The following table sets forth, as of May 31, 2007; (a) the names of each beneficial owner of more than five percent (5%) of our Common Stock known to us, the number of shares of Common Stock beneficially owned by each such person, and the percent of our Common Stock so owned; and (b) the names of each director and executive officer, the number of shares of Common Stock beneficially owned and the percentage of our Common Stock so owned, by each such person, and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

Name and Address of Beneficial Owner(2)	Shares Beneficially Owned (1)	Percent of Shares Beneficially Owned (3)
Pierre Cote (4)(5)(6) 111 W. Herndon Avenue Suite 15 Fresno, CA 93711	81,562,655	33.95%
Allan Balchi (4) 4 Anker Court Patchogue, NY 11772	1,000,000	*
Jean Houle (4) 13341 Perry Court Visalia, Ca 93292	6,800,000	2.83%
All executive officers and directors as a group (3 persons)	89,362,655	37.20%

(1)
Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of May 31, 2007, are treated as outstanding only when determining the amount and percentage owned by such individual or group.

(2)	The address of each executive officer and director of the Company is 1111 E. Herndon Ave., Suite 115, Fresno, California 93270.

(3)
In accordance with regulations of the SEC, the percentage calculations are based on 240,231,357 shares of Common Stock issued and outstanding as of May 31, 2007, plus shares of Common Stock which may be acquired within 60 days of May 31, 2007, by each individual or group listed.

(4)	Director of the Company.

(5)	Officer of the Company.

(6)
For Mr. Cote, this total includes 76,687,000 shares held by Mr. Cote and 4,875,655 shares held by Piyada Cote, his wife. Although under California community property law they are deemed to jointly own these shares, Mr. and Mrs. Cote disclaim beneficial ownership in the shares held by each other.

*	Less than 1.0%

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, NE, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

[Remainder of Page Intentionally Left Blank]

PROPOSAL 1

AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION
TO AUTHORIZE A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK
ON A ONE-FOR-FIFTY BASIS

We are proposing to amend and restate our Articles of Incorporation to authorize a pro-rata reverse split of the Company’s common stock by which up to each fifty shares would become one share (referred to hereafter as the “Reverse Split Amendment”). The text of the Reverse Split Amendment is included in this Proxy Statement as Exhibit A. Currently, we have an unlimited number of shares of common stock authorized, of which [______] shares are issued and outstanding as of the Record Date.

The Reverse Split Amendment will be implemented by filing the Amended and Restated Articles of Incorporation with the Secretary of State of Wyoming (the “Certificate of Amendment”). Following the Reverse Split Amendment, the number of shares of the Company’s capital stock will be as follows:

	Common Stock	Authorized
	Outstanding	Common Stock
Pre Reverse Split Amendment	[___]	unlimited

Post Reverse Split Amendment	[___]	unlimited

Reason for Amendment

We are asking stockholders to approve a pro-rata reverse split of the Company’s common stock, whereby each fifty shares will become one share (the “Reverse Split”). We will not issue fractional shares.

We have determined the split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions and the potential benefits from the Reverse Split.

We believe that the Reverse Split will be in the best interest of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. We believe that the Reverse Split is in the Company’s best interest in that it may increase the trading price of its Common Stock. An increase in the price of the Common Stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company’s Common Stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company’s Common Stock.

Effect of the Proposal/Advantages and Disadvantages

The effect of the 50:1 Reverse Split would be to reduce the total number of shares of the Company’s Common Stock from [_________] to approximately [___________] presently issued and outstanding. However, the Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except for insignificant changes that will result from the rounding of fractional shares.

If the Reverse Split is effected, it will take place without any action on the part of the holders of the Company’s Common Stock and without regard to current certificates representing shares of all classes of the Company’s Common Stock being physically surrendered for certificates representing the number of shares of all classes of the Company’s Common Stock each stockholder is entitled to receive as a result of the Reverse Split. New certificates of the Company’s Common Stock will not be issued.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded to the next whole share.

We do not have any provisions in our Articles of Incorporation, Bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder as a result of the Reverse Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Section 1003 of the Wyoming Business Corporation Act

Section 1003 of the Wyoming Business Corporation Act permits the amendment of a corporation’s articles of incorporation to allow for a reverse split of the corporation’s common stock so long as the holders of at least a majority of the issued and outstanding shares entitled to be cast approve the action.

Effective Date

The Reverse Split Amendment will become effective on the date it is filed with the Secretary of State of Wyoming, which date will be on or about July 23, 2007.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Articles of Incorporation to authorize the reverse split of the Company’s common stock on a one-for-fifty basis.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE REVERSE SPLIT OF THE COMPANY’S COMMON STOCK ON A ONE-FOR-FIFTY BASIS.

OTHER MATTERS

A copy of our Annual Report on Form 10-KSB, as filed with the Securities Exchange Commission, is available upon written or oral request and without charge to stockholders by writing to c/o Pierre Cote, FacePrint Global Solutions, Inc., 1111 East Herndon Avenue, Suite 115, Fresno, California 93720, (559) 436-1060.

We do not know of any business to be presented at the Special Meeting other than as set forth in this Proxy Statement. If any other matter properly comes before the Special Meeting, the persons named on the accompanying Proxy will vote the Proxy according to their best judgment.

It is important that your Common Stock be represented at the Special Meeting, regardless of the number of shares of Common Stock that you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope that has been enclosed, at your earliest convenience.

The Board of Directors of FacePrint Global Solutuions, Inc.

/s/ Pierre Cote
By: Pierre Cote

Chairman and CEO

Dated: June 14, 2007

PROXY	PROXY

FACEPRINT GLOBAL SOLUTIONS, INC.

1111 East Herndon Avenue

Suite 115

Fresno, California 93720

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement and appoints Pierre Cote, with full power of substitution, the Proxy of the undersigned, to vote all shares of FacePrint Global Solutions, Inc. (the “Company”) held of record by the undersigned as of the close of business on June 14, 2007, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 on July 9, 2007 at 11:00 a.m. Local Time. The shares represented by this Proxy shall be voted in the manner set forth below.

1.	To amend and restate the Company’s Articles of Incorporation to authorize a reverse split of the Company’s common stock on a one-for-fifty basis.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
☐ ABSTAIN

(PLEASE DATE AND SIGN ON REVERSE SIDE)

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FOR THE JULY 9, 2007 SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

If you submit a signed Proxy, but do not mark your instructions, your shares will be voted as follows:

•	FOR the amendment and restatement to our Articles of Incorporation (“Articles of Incorporation”) to authorize a reverse split of the Company’s Common Stock on a one-for-fifty basis; and

•	At the discretion of the proxy, upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS IN SPACE PROVIDED.

NEW ADDRESS:

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Dated:

Signature:	Dated:

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FACEPRINT GLOBAL SOLUTIONS, INC.

FACEPRINT GLOBAL SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Wyoming (the "Corporation"), pursuant to Section 1003 of the Wyoming Business Corporation Act, hereby certifies as follows:

FIRST: That by unanimous written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Articles of Incorporation of the Corporation, declaring such amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this Corporation be amended adding the NINTH Article thereto and shall be read as follows:

“NINTH: Effective as of the effective date of this Amendment, all outstanding shares of Common Stock shall be reverse split on a one-for-fifty basis so that each share of Common Stock issued and outstanding immediately prior to the effective date shall automatically be converted into and reconstituted as one fiftieth of a share of Common Stock (“Reverse Split”). No fractional shares will be issued by the Corporation as a result of the Reverse Split. In lieu thereof, each shareholder whose shares of Common Stock are not evenly divisible by two will receive one additional share of Common Stock for the fractional share such shareholder would otherwise be entitled to as a result of the Reverse Split.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 702 of the Wyoming Business Corporation Act at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the foregoing amendment of the Articles of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 1003 of the Wyoming Business Corporation Act.

 IN WITNESS WHEREOF, the undersigned, being the duly authorized officer of FACEPRINT GLOBAL SOLUTIONS, INC., does hereby execute this Certificate of Amendment and affirms and acknowledges under penalties of perjury that this is his free act and deed and that the facts stated herein are true this ____ day of July 2007.

By: _________________________________
Pierre Cote
Chief Executive Officer

A-1